EXHIBIT 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Everett M. Dickson, the Chief Executive Officer of Cruzani, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the period ended December 31, 2018 (the “Report”) of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 16, 2019	By:	/s/ Everett M. Dickson
	Name:	Everett M. Dickson
	Title:	Chief Executive Officer
(Principal Executive Officer)